Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

●	was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;
●	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
●	was fully disbursed;
●	was not more than 210 days past due;
●	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
●	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,544,204 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of

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the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	524,990,958
Aggregate Outstanding Principal Balance – Treasury Bill	80,649,728
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.36%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	444,341,230
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	84.64%
Number of Borrowers	13,324
Average Outstanding Principal Balance Per Borrower	39,402
Number of Loans	23,329
Average Outstanding Principal Balance Per Loan – Treasury Bill	45,462
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	20,614
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate (1) Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.	4.85%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	4,125	$63,899,493	12.2%
3.01% to 3.50%	5,199	81,390,181	15.5
3.51% to 4.00%	5,143	103,350,786	19.7
4.01% to 4.50%	4,892	106,253,095	20.2
4.51% to 5.00%	791	23,176,101	4.4
5.01% to 5.50%	333	11,488,259	2.2
5.51% to 6.00%	278	10,849,021	2.1
6.01% to 6.50%	238	10,175,105	1.9
6.51% to 7.00%	265	10,741,344	2.0
7.01% to 7.50%	225	8,659,572	1.6
7.51% to 8.00%	730	32,310,194	6.2
8.01% to 8.50%	499	22,025,849	4.2
Equal to or greater than 8.51%	611	40,671,958	7.7
Total	23,329	$524,990,958	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,015	$4,807,173	0.9%
$ 5,000.00-$ 9,999.99	1,560	11,733,236	2.2
$10,000.00-$14,999.99	1,437	17,845,807	3.4
$15,000.00-$19,999.99	1,217	21,186,886	4.0
$20,000.00-$24,999.99	990	22,226,316	4.2
$25,000.00-$29,999.99	824	22,607,739	4.3
$30,000.00-$34,999.99	684	22,199,844	4.2
$35,000.00-$39,999.99	540	20,185,120	3.8
$40,000.00-$44,999.99	468	19,864,656	3.8
$45,000.00-$49,999.99	399	18,940,989	3.6
$50,000.00-$54,999.99	370	19,389,157	3.7
$55,000.00-$59,999.99	296	16,962,511	3.2

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Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$60,000.00-$64,999.99	273	17,049,125	3.2
$65,000.00-$69,999.99	236	15,948,689	3.0
$70,000.00-$74,999.99	167	12,103,412	2.3
$75,000.00-$79,999.99	172	13,344,381	2.5
$80,000.00-$84,999.99	148	12,214,240	2.3
$85,000.00-$89,999.99	147	12,849,114	2.4
$90,000.00-$94,999.99	121	11,180,594	2.1
$95,000.00-$99,999.99	81	7,901,289	1.5
$100,000.00 and above	1,179	204,450,680	38.9

Total	13,324	$524,990,958	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	22,078	$483,646,710	92.1%
31-60 days	426	14,676,185	2.8
61-90 days	195	6,241,082	1.2
91-120 days	111	4,059,013	0.8
121-150 days	92	4,467,375	0.9
151-180 days	68	2,187,846	0.4
181-210 days	62	1,769,382	0.3
Greater than 210 days	297	7,943,365	1.5

Total	23,329	$524,990,958	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	78	$26,441	*
4 to 12	462	533,657	0.1%
13 to 24	1,598	2,869,352	0.5
25 to 36	970	3,477,514	0.7
37 to 48	850	4,762,617	0.9
49 to 60	673	4,999,653	1.0
61 to 72	996	7,508,140	1.4
73 to 84	2,390	19,130,293	3.6
85 to 96	1,077	11,697,735	2.2
97 to 108	844	10,981,864	2.1
109 to 120	806	13,623,120	2.6
121 to 132	1,743	36,085,444	6.9
133 to 144	3,339	70,536,609	13.4
145 to 156	1,596	45,734,057	8.7
157 to 168	1,228	41,236,759	7.9
169 to 180	937	34,754,947	6.6
181 to 192	667	26,814,552	5.1
193 to 204	620	26,664,738	5.1
205 to 216	458	21,265,443	4.1
217 to 228	333	15,716,986	3.0
229 to 240	239	12,894,824	2.5
241 to 252	224	12,415,975	2.4
253 to 264	169	9,151,860	1.7
265 to 276	102	5,620,660	1.1
277 to 288	131	8,073,473	1.5
289 to 300	193	20,235,237	3.9
301 to 312	385	36,521,736	7.0
313 to 324	50	3,682,807	0.7
325 to 336	21	2,636,007	0.5
337 to 348	29	2,852,937	0.5
349 to 360	69	7,906,222	1.5
361 and above	52	4,579,299	0.9

Total	23,329	$524,990,958	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the

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preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	482	$15,461,027	2.9%
Forbearance*	1,803	66,371,569	12.6
Repayment
First year in repayment	153	9,513,762	1.8
Second year in repayment	161	10,085,146	1.9
Third year in repayment	198	10,123,536	1.9
More than 3 years in repayment	20,532	413,435,918	78.8

Total	23,329	$524,990,958	100.0%
*	Of the trust student loans in forbearance status, approximately 87 loans with an aggregate outstanding principal balance of $2,030,427, representing 0.39% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or
●	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 147.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.3	-	230.5
Forbearance	-	9.3	206.0
Repayment	-	-	175.0

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We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $15,461,027 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,637,410 approximately 75.3% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	206	$6,931,015	1.3%
Alaska	33	887,691	0.2
Arizona	575	14,171,251	2.7
Arkansas	114	2,557,018	0.5
California	2,754	63,734,720	12.1
Colorado	331	8,295,883	1.6
Connecticut	377	6,532,058	1.2
Delaware	66	1,703,121	0.3
District of Columbia	100	2,181,658	0.4
Florida	1,824	47,534,980	9.1
Georgia	797	25,384,673	4.8
Hawaii	115	2,681,703	0.5
Idaho	84	2,765,098	0.5
Illinois	919	18,453,724	3.5
Indiana	605	11,823,578	2.3
Iowa	79	1,330,850	0.3
Kansas	427	7,027,293	1.3
Kentucky	151	3,565,963	0.7
Louisiana	653	15,803,041	3.0
Maine	67	1,540,427	0.3
Maryland	649	15,218,234	2.9
Massachusetts	806	13,337,154	2.5
Michigan	432	11,076,450	2.1
Minnesota	275	5,596,138	1.1
Mississippi	173	4,071,989	0.8
Missouri	476	9,167,613	1.7
Montana	37	930,227	0.2
Nebraska	57	2,025,342	0.4
Nevada	198	5,504,308	1.0

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State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
New Hampshire	118	2,140,604	0.4
New Jersey	707	14,810,864	2.8
New Mexico	80	1,921,373	0.4
New York	1,604	35,307,375	6.7
North Carolina	481	9,476,691	1.8
North Dakota	13	206,335	*
Ohio	695	14,848,241	2.8
Oklahoma	434	8,919,824	1.7
Oregon	336	6,156,455	1.2
Pennsylvania	896	15,871,276	3.0
Rhode Island	56	1,544,037	0.3
South Carolina	238	7,200,612	1.4
South Dakota	26	617,942	0.1
Tennessee	332	6,814,558	1.3
Texas	1,955	44,419,651	8.5
Utah	77	1,851,827	0.4
Vermont	18	416,294	0.1
Virginia	632	13,271,810	2.5
Washington	617	12,246,649	2.3
West Virginia	111	2,123,001	0.4
Wisconsin	246	5,757,722	1.1
Wyoming	16	1,048,976	0.2
Other	261	6,185,643	1.2

Total	23,329	$524,990,958	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

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In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	11,382	$205,281,910	39.1%
Other Repayment Options(1)	9,252	195,402,893	37.2
Income-driven Repayment(2)	2,695	124,306,155	23.7

Total	23,329	$524,990,958	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 175 loans with an aggregate outstanding principal balance of $9,254,026 currently in an interest-only period. These interest-only loans represent approximately 1.8% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	11,086	$195,200,955	37.2%
Unsubsidized	12,243	329,790,003	62.8

Total	23,329	$524,990,958	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

The following table provides information about the trust student loans regarding date of disbursement.

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	103	$6,299,572	1.2%
October 1, 1993 through June 30, 2006	23,226	518,691,386	98.8
July 1, 2006 and later	0	0	0.0
Total	23,329	$524,990,958	100.0%

Guaranty Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

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DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,080	$17,723,271	3.4%
College Assist	12	902,506	0.2
Educational Credit Management Corporation	1,444	32,129,687	6.1
Florida Off Of Student Fin’l Assistance	382	5,699,998	1.1
Great Lakes Higher Education Corporation	11,989	295,144,576	56.2
Kentucky Higher Educ. Asst. Auth.	864	14,229,731	2.7
Michigan Guaranty Agency	231	4,930,247	0.9
Nebraska National Student Loan Program	2	38,921	*
Oklahoma Guaranteed Stud Loan Prog	458	9,274,532	1.8
Pennsylvania Higher Education Assistance Agency	2,379	44,859,583	8.5
Texas Guaranteed Student Loan Corp.	4,488	100,057,906	19.1
Total	23,329	$524,990,958	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”). Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967. Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands. On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”). Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status. The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions. Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF. Immediately thereafter, USAF was merged into Ascendium. Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

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The information in the following tables has been provided to the Issuer from reports provided by or to the United States Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers. No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information. Prospective investors may consult the United States Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume. Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the United States Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio. The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2015 through 2019:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The United States Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2015, 2016, 2017, 2018 and 2019 of 0.608%, 0.827% 1.000%, 1.480%, and 0.49%, respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 1.05%, 1.37%, 1.80%, 2.21% and 0.64% respectively, as shown above and as explained in the following footnote. On November 17, 2006, the United States Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues. Ascendium believes this change more closely approximates the statutory calculation. According to the United States Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

1              In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation. (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

*               The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

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The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio*

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims. The actual claims rates for federal fiscal years 2015 through 2019 are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018 2019	0.35% 2.00%
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The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims. The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims. The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students. HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP). HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010. No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010. Existing FFELP loans will continue to be eligible for program benefits. Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

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For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC. In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity. The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education. The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume. As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio. A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding. HESC’s reserve ratio for five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates. The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year. HESC’s recovery rate for five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate. A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year. HESC’s claims rate for five federal fiscal years ending September 30 is as follows:

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	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255. Its most recent annual report is available on its web site.

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